Employee and Director Benefit Programs (Details 3) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Employee and Director Benefit Programs
Service cost	$ 325	$ 359	$ 359
Interest cost	63	70	70
Net periodic cost	$ 388	$ 429	$ 429
Weighted average discount rate assumption used to determine benefit obligation	5.50%	5.50%	5.49%